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                                                                    EXHIBIT 10.9

                  PENN AKRON CORPORATION STOCK OPTION AGREEMENT

         Stock Option Agreement (the "Agreement") dated as of October 27, 2000 (the "Grant Date"), by and between Penn Akron Corporation, a Nevada corporation (the "Company"), and Allen deCastro (the "Optionee").

         WHEREAS, the Company has adopted the Penn Akron Corporation 2000 Equity Incentive Plan (the "Plan") to enable employees, officers, directors of, and consultants and vendors to, the Company and its Subsidiaries to (i) own shares of its common stock, $0.01 par value (the "Stock"), (ii) participate in the growth in shareholder value of the Company, (iii) have a mutuality of interest with shareholders of the Company, and (iv) enable the Company and its Subsidiaries to attract, retain and motivate employees, officers, directors, consultants and vendors of a particular merit;

         WHEREAS, contemporaneously herewith, the Optionee is entering into an Employment Agreement with Company; and

         WHEREAS, the Company desires to grant to the Optionee an option to purchase its Stock pursuant to the Plan, all on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Optionee hereby agree as follows:

         1.       Grant of Option.

                  a. The Company grants to the Optionee an option (the "First Option"), exercisable for the period and upon the terms and conditions hereinafter set forth, to purchase Sixty-Six Thousand (66,000) shares of Stock at an exercise price of $0.68 per share (the "First Exercise Price").

                  b. The Company grants to the Optionee an option (the "Second Option"), exercisable for the period and upon the terms and conditions hereinafter set forth, to purchase Two Hundred and Ninety-Seven Thousand (297,000) shares of Stock at an exercise price of $1.36 per share (the "Second Exercise Price").

                  c. The Company grants to the Optionee an option (the "Third Option", and together with the First Option and the Section Option, the "Option"), exercisable for the period and upon the terms and conditions hereinafter set forth, to purchase Two Hundred and Ninety-Seven Thousand (297,000) shares of Stock at an exercise price of $1.87 per share (the "Third Exercise Price", and together with the First Exercise Price and the Second Exercise Price, the "Exercise Price").


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         2.       Vesting of Option.

                  a. The First Option shall vest and be exercisable from and after the date hereof.

                  b. The Second Option shall vest and be exercisable in installments as follows:

                                                              Percentage of the Number of Shares
      Anniversary of the Grant Date                       subject to the Option which are then Vested
      -----------------------------                       -------------------------------------------
            Less than 3 months                                                  0%
               at 3 months                                                   8.34%
               at 6 months                                                  16.68%
               at 9 months                                                  25.02%
               at 12 months                                                 33.36%
               at 15 months                                                  41.7%
               at 18 months                                                 50.04%
               at 21 months                                                 58.38%
               at 24 months                                                 66.72%
               at 27 months                                                 75.06%
               at 30 months                                                 83.40%
               at 33 months                                                 91.74%
               at 36 months                                                100.00%

                  c. The Third Option shall vest and be exercisable in installments as follows:

                                                              Percentage of the Number of Shares
      Anniversary of the Grant Date                       subject to the Option which are then Vested
      -----------------------------                       -------------------------------------------
           Less than 39 months                                                 0%
               39 months                                                    12.5%
               42 months                                                    25.0%
               45 months                                                    37.5%
               48 months                                                    50.0%
               51 months                                                    62.5%
               54 months                                                    75.0%
               57 months                                                    87.5%
               60 months                                                  100.00%


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                  d.       Except as set forth in Section 2(e) below, vesting in
the Option shall cease upon the Optionee's termination of employment with the Company and its Subsidiaries for any reason whatsoever. The Option, as to that number of shares of Stock as to which the Option is not vested on the date of the Optionee's termination of employment with the Company or any Subsidiary, shall terminate and shall not be or become exercisable from and after the date of the Optionee's termination of employment for any reason whatsoever.

                  e. If the Optionee's employment is terminated by the Company without Cause (as defined in the Employment Agreement) or by the Optionee for Good Reason (as defined in the Employment Agreement), the entire Option will accelerate and vest as of the date of termination and shall remain exercisable for one (1) year from the date of termination.

         3.       Term of the Option.

                  a. The entire Option, to the extent not theretofore exercised, shall terminate at the close of business on the earlier of:

                  i.       the date which is ten (10) years from the Grant Date;

                  ii. if the Optionee's employment is terminated for Just Cause (as defined in the Employment Agreement), upon the date the Optionee is terminated (not including the vested portion which shall be exercisable for thirty (30) days thereafter);

                  iii. if the Optionee's employment is terminated by reason of death or Disability (as defined in the Employment Agreement), one (1) year after the date of the Optionee's termination;

                  iv. if the Optionee's employment is terminated by Optionee for any reason other than "Good Reason", ninety (90) days after the date of the Optionee's termination; or


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                  v.       if the Optionee's employment is terminated by the
                           Company without Cause or by the Optionee for Good Reason, one (1) year from the date of the Optionee's termination.

                  b. For all purposes of this Agreement, the Optionee's employment shall terminate at the time when the employee-employer relationship between the Optionee and the Company or any Subsidiary is terminated for any reason, which time shall be conclusively determined from the records of the Company and its Subsidiaries. No termination of employment shall be deemed to occur when (i) there is a simultaneous reemployment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, when the severance of the employee-employer relationship is temporary or pursuant to a leave of absence granted by the Company, and (iii) when the termination is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the Optionee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to termination of employment, including, but not by way of limitation, the question of whether a termination of employment resulted from a discharge for Cause.

         4.       Time of Exercise of Option.

                  a. The Option can be exercised from time to time until it terminates, but only with respect to that number of whole shares for which the Option is then vested. When the Optionee's employment with the Company or any Subsidiary terminates for any reason, this Option may continue to be exercised at any time prior to its termination as to that whole number of shares of Stock as to which the Option is vested on the date of the Optionee's termination of employment with the Company or any Subsidiary. No Option or portion thereof which was not vested on the date of the Optionee's termination of employment with the Company or any Subsidiary or which has previously terminated may ever be exercised, except as set forth in Sections 2(e) above.

                  b. If the Optionee's employment is terminated by reason of death or Disability, this Option, to the extent vested, may be exercised at any time within one (1) year after the date the Optionee's employment terminated.

                  c. If the Optionee's employment is terminated by Optionee for any reason other than "Good Reason," then this Option, to the extent vested, may be exercised at any time within ninety (90) days after the date the Optionee's employment terminated.

                  d. If the Optionee's employment is terminated by the Company without Cause or by the Optionee for Good Reason, then this entire Option may be exercised at any time within one (1) year after the date the Optionee's employment terminated.

                  e. If the Optionee's employment terminated pursuant to a non-renewal of the Employment Agreement (which is not followed by the simultaneous establishment of a

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consulting relationship by the Company or a Subsidiary), then this Option, to the extent vested, may be exercised at any time within one (1) year after the date the Optionee's employment terminated.

                  f. Upon a Change in Control, any Option which has not theretofore terminated and which is not otherwise vested shall immediately become fully vested at the time of the occurrence of a Change of Control and this entire Option may be exercised at any time within one (1) year after the occurrence of the Change of Control.

         5.       Manner of Exercise.

                  a. To exercise the Option, the Optionee shall provide written notice of such exercise to the Secretary of the Company at the Company's then principal office. The notice shall specify the number of shares of Stock for which the Option is being exercised and shall be accompanied by a payment to the Company equal to the product of (i) the Exercise Price and (ii) the number of shares of Stock to be purchased at that time. In addition, the Optionee shall pay to the Company, or otherwise make arrangements satisfactory to the Company for the payment of, the amount of the Federal, state or local income, employment or withholding taxes required in the Company's sole judgment to be collected or withheld with respect to, or by reason of, the exercise of the Option.

                  b. An Optionee shall be permitted to use Stock which the Optionee has owned for at least six months as part of the exercise price for the Option and/or for payment of all or any part of the applicable withholding taxes by tendering such shares of Stock accompanied by such transfer documents as the Company shall request. The Stock used as payment of the exercise price or all or any part of the withholding tax will be valued at its Fair Market Value as of the date the Stock is tendered to the Company as payment.

                  c. The Company may permit a participant to elect to pay the purchase price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

                  d. To exercise the Option upon the Optionee's death, the persons who acquire the right to exercise the Option must prove to the Company's satisfaction that they have duly acquired the Option and that they have paid (or have provided for payment of) any taxes, such as estate, transfer, inheritance or death taxes, payable with respect to the Option or to the Stock to which it relates.

                  e. If at the time of the exercise of all or any part of this Option the shares of Stock to be issued pursuant to such exercise have not been registered under the Securities Act of


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1933, as amended (the "Securities Act"), and such registration is not then effective in respect of such shares, then it shall be a further condition to the exercise of this Option that the Optionee or other person then entitled to exercise such Option or portion execute and deliver to the Company a bona fide written representation and agreement, in a form satisfactory to the Company, stating that the shares of Stock are being acquired for his, her or its own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Company may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Company may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired pursuant to an Option exercise does not violate the Securities Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued pursuant to exercise of this Option may bear an appropriate legend referring to the provisions of this Section 5e. and the agreements herein.

         6. Distributions. Distributions by the Company to holders of Stock consisting of money or property (other than Stock or rights to subscribe for Stock) shall not result in the adjustment of the Stock purchasable under the Option or the Exercise Price of such Option.

         7. Rights in Stock Before Issuance and Delivery. No person shall be entitled to become a stockholder of the Company unless and until such Stock has been issued to such person as fully paid Stock.

         8. Non-Transferability. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         9. Amendment or Modification; Waiver. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived only by a written instrument executed on behalf of the Company.

         10. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Nevada, without giving effect to the principles of conflicts of law thereof.

         11. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined herein have the meaning ascribed to them in the Plan.


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         12.      The Plan. The Optionee acknowledges having received a copy of the Plan. The Option herein granted is subject to all of the terms and provisions of the Plan, all of which are hereby incorporated herein by reference. In the event of any inconsistency between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

         13. Non-Qualified Option. The Option is not intended to be, and will not be treated as, an "incentive stock option" within the meaning of
Section 422 of the Code.


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         IN WITNESS WHEREOF, the parties hereto have executed this Option
Agreement to be effective as of the date first written above.

PENN AKRON CORPORATION                     OPTIONEE




By:
   --------------------------------        -------------------------------------
Name:                                      (Signature of Optionee)
Title:
                                           -------------------------------------
                                           (Printed Name of Optionee)
                                           Address:
                                                   -----------------------------

                                           -------------------------------------


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